Exhibit 99.1

 AngioDynamics  Divestiture Announcement: NAMIC Fluid Management BusinessApril 17, 2019

   Forward-Looking Statements  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. Forward-looking statements in this presentation include, without limitation, projections for revenue, adjusted EPS and gross margin for fiscal years 2020, 2021 and 2022. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2018. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income; adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.TrademarksAngioDynamics, the AngioDynamics logo, BioFlo, the BioFlo logo, NanoKnife, the NanoKnife logo, VenaCureEVLT, the VenaCureEVLT logo, AngioVac, the AngioVac logo, Solero, the Solero logo, Uni-Fuse, the Uni-Fuse logo, NAMIC, the NAMIC logo, OARtrac, Alatus, and ImmobiLoc are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. Endexo is a trademark and/or registered trademark of Interface Biologics. Habib is a trademark and/or registered trademark of Emcision.   2

Transaction Overview

Transaction Value: $167.5 million

Transaction Structure: Cash free/debt free

Anticipated Closing: By end of FY19 contingent on HSR review and transition/ancillary agreements

NAMIC Assets Divested:

- Approximately $85mm in revenue
  - (U.S. = $65mm, Int'l = $20mm)
- Approximately $30mm in EBITDA
- Primary Glens Falls manufacturing facility
- All appropriate licenses and intellectual property

Financial Statement Impact:

- Treat NAMIC assets as discontinued operations and report pro forma results
- Remove all NAMIC assets (including intangibles and allocated goodwill) from balance sheet

Use of Proceeds (in $000s):

Cash Consideration	$	167,500
Less: Expenses		(5,000)
Tax leakage		(2,500)
Net Proceeds	**$**	**160,000**
Cash as of 4/15/19		47,500
Estimated Cash Post-Close	**$**	**207,500**
Pay down existing Credit Facility:		
Term Loan A	$	88,750
Revolving CF		45,000
Net Cash Post-Close	**$**	**73,750**

- Anticipate new revolver-only credit facility of $125-$150mm commensurate with lower levels of EBITDA post transaction
- Total available capital post-transaction of >$150 million

3

angiodynamics

Executing on Our Strategy

Focus

+

Execution

+

Accountability

Value Creation

Innovative Technologies + Attractive Markets + Ability to Win	Growth Drivers	Attractive Financial Profile
NanoKnife	Focused Portfolio	Revenue Growth 5%+
AngioVac	Funding Investment Opportunities	Gross Margin Expansion
BioFlo	R&D + M&A to Accelerate Innovation	Operating Margin Improvement
RadiaDyne	Increased Capability in Clinical & Regulatory	Capital Structure Flexibility

angiodynamics

4

Driving Future Growth

- Net cash balance of ~$74 million plus credit facility access will provide over $150 million of available capital to deploy

Internal Investments:
- **Oncology, NanoKnife Platform**
- **Thrombus Management, AngioVac**
- Selective investments in Core and Vascular Access categories

External Investments:
- **M&A and Licensing for acquiring innovative assets**
- Opportunistic share repurchase and debt paydown

- Portfolio optimization will remain a priority; continued execution across entire product portfolio
- Sustained focus on operational excellence and appropriate balance sheet stewardship

AngioVac Cannula and Circuit | BioFlo | NanoKnife | RADIADYNE REDEFINING PATIENT MONITORING | Solero Microwave Tissue Ablation System | VenaCure EVLT

5

angiodynamics

 Portfolio Optimization and Strategy  6

   Oncology Treatment Options  Deliver disruptive innovations that improve quality of life during treatment, advance outcomes, extend life, and evolve toward curative therapy modalities  Oncology Caregiver and Patient Journey

NanoKnife as a Platform

	Pancreatic Cancer	Prostate Cancer	Lung Cancer	Brain Cancer
	57K CASES DIAGNOSED ANNUALLY	**165K** CASES DIAGNOSED ANNUALLY	**234K** CASES DIAGNOSED ANNUALLY	**24K** CASES DIAGNOSED ANNUALLY
	8% 5-YEAR SURVIVAL RATE	**99%** 5-YEAR SURVIVAL RATE	**20%** 5-YEAR SURVIVAL RATE	**35%** 5-YEAR SURVIVAL RATE
KEY DRIVERS	• PMA PATHWAY • CATEGORY B DESIGNATION	• UNDESIRABLE QUALITY OF LIFE OUTCOMES • FOCAL THERAPY MOMENTUM • RADIADYNE ADVANTAGES	• BIOPSY INTERVENTION • MICROWAVE PENETRATION • NxGEN IRE SOLUTION	• NxGEN IRE SOLUTION & COMBINED MODALITIES

American Cancer Society, *Cancer Facts & Figures 2018*

8
angiodynamics

NanoKnife IDE Approval

IRREVERSIBLE DIRECT ELECTROPORATION

FDA IDE APPROVAL - *March 28, 2019*

STUDY DESIGN – One Study, Two Components

- A **Randomized Controlled Trial (RCT)** at up to 15 sites
- A **Real-World Evidence, Next-Generation Registry (RWE)** at up to 30 sites

- AngioDynamics expects each NanoKnife arm to consist of approximately 250 patients with an equal number of control patients.
- The primary endpoint of the Study is **overall survival.**
- Next-generation study with a **Category B IDE Designation**.
- Received central Institutional Review Board (IRB) approval.
- Initial enrollment expected **June 2019**.

9

angiodynamics

MARKETS & OPPORTUNITIES: Oncology

Ablative Oncology Solutions

RADIO FREQUENCY ABLATION
First Generation

MICROWAVE ABLATION, IRREVERSIBLE ELECTROPORATON
Current Generation

ADAPTIVE AND IMMUNO-ONCOLOGY
NxGen Platforms

$32M ANGO REV

$162M TARGET MARKET

~$590M ADDRESSABLE MARKET

LIVER, LUNG, KIDNEY, PANCREAS, PROSTATE

Radiation Therapy & Biopsy Solutions

STABILIZATION BALLOONS AND REAL-TIME DOSIMETRY

BIOSENTRY TRACT-SEALANT

$5.3M ANGO REV

$126M TARGET MARKET

~$442M ADDRESSABLE MARKET

Prostate, Post Mastectomy, Head & Neck

$5M ANGO REV

$34M TARGET MARKET

~$140M ADDRESSABLE MARKET

Lung

10

angiodynamics

MARKET & OPPORTUNITY: Thrombus Management

SIMPLE | MODERATE | COMPLEX

CATHETER DIRECTED THROMBOLYSIS		PERCUTANEOUS THROMBECTOMY			LARGE MATERIAL ASPIRATION	
Uni-Fuse Catheter Directed Thrombolysis $5.3M	HIGH VOLUME LOW ASP	+7.3% 5YR CAGR GROWING MARKET	$640* ATTRACTIVE MKT. REVENUE	48K PROCEDURES LARGE ADDRESSABLE PATIENT Pop.	LOW VOLUME HIGH ASP	AngioVac Aspiration & Reinfusion $12.5M

COMPETENCIES

Disease State Focus
Expertise/Acumen
Thrombus Sales Footprint
Clinical Support Team
Call Point/Specialties
KOL Relationships
Portfolio Connection
Corporate Scale/Infrastructure
R&D Pipeline
M&A Capability



$17.8M
$56M
~$640M*
~$2.1B
ANGO Revenue
(Uni-Fuse & AnioVac)
ANGO Obtainable MKT
Addressable Market
(DVT, RH, PE)
Total Market
(DVT, RH, PE)

Our market presence, resources and portfolio pipeline will enable us to increase our addressable market

11

angiodynamics

Secondary Areas of Investment

Vascular Access

- Broad offering of peripherally inserted central catheters (PICCs), midline catheters, implantable ports, dialysis catheters and related accessories and supplies.
- Deliver, primarily, short-term drug therapies, such as chemotherapeutic agents and antibiotics, into the central venous system.
- Delivery to the circulatory system allows drugs to mix with a large volume of blood as compared to intravenous drug delivery into a superficial vessel.

BioFlo



VORTEX
TECHNOLOGY



Core and EVLT

Core Peripheral - Angiographic Catheters, Micro-Access, Drainage, Guidewires

- Market leading brands rooted, in quality, performance, selection and value, with broad procedural utilization across multiple specialties and care settings.

Venous Therapies - VenaCure 1470 Pro Laser, Gold, Direct, OPS, Pvak, Packs

- Market Leading Technology with proven Safety & Efficacy. Versatile Treatment used across CVI Classifications; Widely adopted with vast Payor Coverage. All-inclusive suite of Practice Development and Clinical Training programs.




angiodynamics
VenaCure 1470 Pro
VenaCure 1470 Pro

12

angiodynamics

 Financial Metrics: FY20 through FY22  13

 Revenue, Gross Margin and Adjusted EPS    4% - 6%  6% - 8%  7% - 9%  -1.2%  -1.5%  0% - 2%*  * FY’19 Excludes 2 Mid Year Acquisitions  Revenue  Gross Margin %  Adjusted EPS  50.4%  54% - 55%  60% - 61%  ~400 Bps  ~400 Bps  ~200 Bps  $0.70 - $0.80  $0.45 - $0.55  $0.25 - $0.30  $0.73  $0.74  $0.82 - $0.86  3-Yr CAGR: 12.5%  3-Yr CAGR: 55% - 60%  3-Yr CAGR: (0.5%)  3-Yr CAGR: 6 - 8%  14  Numbers for FY’19, FY’20, FY’21, and FY’22 represent estimates.

   FY’2019 to FY’2020  Revenue  Gross Margin %    FY’19  Divestiture  Discontinued Products  Growth  FY’20  VIT  $204 - 205  ($84 - $85)  ($5 - $6)  $4 - $5  $116 - $118  VA  $94 - $96      $0 - $2  $94 - $96  Onc  $56 - $58      $14 - $16  $70 - $72  Total  $354 - $359        $280 - $286  54% - 55%  58% - 59%  ~ 400 bps  ~ 30 bps  ~ 30 bps  Adjusted EPS  ~ 20 bps  OPEX % of Sales  $354M - $359M  $280M - $286M  R&D %  ~8.5%  ~11%  SG&A %  ~32.5%  ~43%    15  Numbers for FY’19, FY’20, FY’21, and FY’22 represent estimates.

Investment Decision Framework

Current Financial Position

Sufficient liquidity to support investment needs

Return On Investment

Model against hurdle rates and WACC to compare internal and external investment options


Returns >
WACC

External Investments

- Mergers & Acquisitions
- Share Repurchases
- Paying Down Debt

Internal Investments

- Research & Development
- Selling & Marketing
- Manufacturing

Constant strategic review on where to invest excess cash

16

angiodynamics

Portfolio Optimization to Shape our Future

Divestiture

- Divest non-strategic asset
- Reduce manufacturing complexity
- Sell NAMIC to owner with the right scale and long-term investment thesis

Rationale

- Invest in differentiated technologies
- Create leaner operations
- Improve financial profile
- Increase available capital to deploy

Projected 3-Yr Outcomes

Revenue
6% - 8% CAGR

Gross Margin
60% - 61%

Adjusted EPS
55% - 60% CAGR

Adjusted EBITDAS
~$60M by 2022

Free Cash Flow
~$50M+ by 2022

17

angiodynamics